UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

MAY 1, 2003
Date of Report (Date of earliest event reported)

DJ ORTHOPEDICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16757 (Commission File Number)	33-0978270 (I.R.S. Employer Identification Number)

2985 Scott Street Vista, California (Address of principal executive offices)	92083 (Zip Code)

(800) 336-5690
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

Exhibit No.	Document

99.1	Press release dated May 1, 2003 relating to dj Orthopedics, Inc.’s financial results for the quarter ended March 29, 2003.

Item 9. Regulation FD Disclosure (Information furnished in this Item 9 is furnished under Item 12).

On May 1, 2003, dj Orthopedics, Inc. issued a press release announcing its financial results for the quarter ended March 29, 2003. A copy of this press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are being furnished pursuant to Item 12 of Form 8-K (“Disclosure of Results of Operations and Financial Condition”) in accordance with the interim guidance provided by the Securities and Exchange Commission pursuant to SEC Releases Nos. 33-8216; 34-47583, insofar as they disclose historical information regarding the Registrant’s results of operations or financial condition for the quarter ended March 29, 2003.

In accordance with General Instruction B-6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DJ ORTHOPEDICS, INC.
(Registrant)

Date: May 1, 2003	BY: /s/ LESLIE H. CROSS Leslie H. Cross President and Chief Executive Officer (Principal Executive Officer)

Date: May 1, 2003	BY: /s/ VICKIE L. CAPPS Vickie L. Capps Senior Vice President, Finance and Chief Financial Officer (Principal Financial Officer)

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated May 1, 2003 relating to dj Orthopedics, Inc.’s financial results for the quarter ended March 29, 2003.

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